• • •

Y/Y Subscription Revenues Growth: 16% Subscription % of Total 84% 86% 87% 87% 88%

S&M % of revenues R&D % of revenues G&A % of revenues

• • • • • • • • • • • •

Fourth Quarter Fiscal Year 2025

April 1, 2025

Cautionary Note Regarding Forward-Looking Statements, Disclaimers and Financial Measures

This presentation contains forward-looking statements about nCino's financial and operating results, which include statements regarding nCino's future performance, outlook, guidance, the assumptions underlying those statements, the benefits from the use of nCino's solutions, our strategies, and general business conditions. Forward-looking statements generally include actions, events, results, strategies and expectations and are often identifiable by use of the words "believes," "expects," "intends," "anticipates," "plans," "seeks," "estimates," "projects," "may," "will," "could," "might," or "continues" or similar expressions and the negatives thereof. Any forward-looking statements contained in this presentation are based upon nCino's historical performance and its current plans, estimates, and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent nCino's expectations as of the date of this presentation. Subsequent events may cause these expectations to change and, except as may be required by law, nCino does not undertake any obligation to update or revise these forward-looking statements.

These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially including, but not limited to risks associated with (i) adverse changes in the financial services industry, including as a result of customer consolidation or bank failures; (ii) adverse changes in economic, regulatory, or market conditions, including as a direct or indirect consequence of higher interest rates; (iii) risks associated with the acquisitions, (iv) breaches in our security measures or unauthorized access to our customers' or their clients' data; (v) the accuracy of management's assumptions and estimates; (vi) our ability to attract new customers and succeed in having current customers expand their use of our solution, including in connection with our migration to an asset-based pricing model; (vii) competitive factors, including pricing pressures, consolidation among competitors, entry of new competitors, the launch of new products and marketing initiatives by our competitors, and difficulty securing rights to access or integrate with third party products or data used by our customers; (viii) the rate of adoption of our newer solutions and the results of our efforts to sustain or expand the use and adoption of our more established solutions; (ix) fluctuation of our results of operations, which may make period-to-period comparisons less meaningful; (x) our ability to manage our growth effectively including expanding outside of the United States; (xi) adverse changes in our relationship with Salesforce; (xii) our ability to successfully acquire new companies and/or integrate acquisitions into our existing organization; (xiii) the loss of one or more customers, particularly any of our larger customers, or a reduction in the number of users our customers purchase access and use rights for; (xiv) system unavailability, system performance problems, or loss of data due to disruptions or other problems with our computing infrastructure or the infrastructure we rely on that is operated by third parties; (xv) our ability to maintain our corporate culture and attract and retain highly skilled employees; and (xvi) the outcome and impact of legal proceedings and related fees and expenses.

Additional risks and uncertainties that could affect nCino's business and financial results are included in our reports filed with the U.S. Securities and Exchange Commission (available on our web site at www.ncino.com or the SEC's web site at www.sec.gov). Further information on potential risks that could affect actual results will be included in other filings nCino makes with the SEC from time to time.

In addition to financial information presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this presentation includes certain non-GAAP financial measures, including Non-GAAP Operating Loss. Any non-GAAP measure is presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP. Non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as substitutes for analysis of other GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included at the end of this presentation.

This presentation also contains statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on our internal sources. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information. We have not independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation.

nCino at a Glance

nCino was founded in 2011 to help financial institutions digitize and reengineer business processes to boost efficiencies and create better banking experiences.

- 1,800+ Employees Globally
- 2,700+ Financial Services Customers Globally
- Deployed in Over 20 Countries

Financial Highlights	Twelve Months Ended January 31, 2025 $ Millions
Total Revenues	$540.7, +13% Y/Y
Subscription Revenues	$469.2[1], +15% Y/Y
Non-GAAP Operating Income	$96.2, +56% Y/Y
Non-GAAP Operating Income Margin %	18%, +500 bps
Free Cash Flow	$53.4, -1% Y/Y

Note: Non-GAAP financials adjusted to exclude stock-based compensation, amortization, litigation expenses, acquisition-related expenses, restructuring charges. See Appendix for GAAP reconciliation and Definitions. 1) Includes $12.3 million from FY2025 acquisitions.

FY 2025 Annual Financial Highlights

KPI $ Millions	FY23	FY24	FY25
Annual Contract Value (ACV)	$421.3	$455.4	$516.4[1]
ACV Y/Y growth %	16%	8%	13% (8% Organic, 9% Organic cc.)
ACV Net Retention Rate	105%	102%	106%
Subscription Revenues Net Retention Rate	144% (124% Organic)	116%	110%

Note: 1) Includes $23.3 million of ACV from FY 2025 acquisitions. ACV reported in currency rates in effect as of respective year end. cc) denotes rates in effect as of prior year end. In constant currency, ACV was $520.8 million, including $23.6 million from FY 2025 acquisitions. See Appendix for Definitions.

Revenues by Type



$ Millions
Subscription Revenues CAGR: 17%
$409
$64
$345
$477[1]
$67
$409
$541[1]
$71
$469 [2]
Y/Y Subscription Revenues Growth: 16%
$124 [1]
$16
$107
$141
$16
$125 [3]
FY 2023
FY 2024
FY 2025
4Q 2024
4Q 2025
Subscription % of Total
84%
86%
87%
87%
88%
Subscription
Professional Services

Notes: 1) Column does not foot due to rounding (nearest $1 million). 2) FY 2025 Subscription Revenues includes $12.3 million from FY 2025 acquisitions. 3) 4Q FY 2025 Subscription Revenues include $6.6 million from FY 2025 acquisitions.

Quarterly Subscription Revenues by Source



$ Millions
$14
$15
$15
$16
$16
$16
$18
$17
$18
$17
$21
$18
$66
$69
$73
$77
$81
$83
$87
$90
$93 [1]
$97 [2]
$99 [3]
$107 [4]
1Q 2023
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024
3Q 2024
4Q 2024
1Q 2025
2Q 2025
3Q 2025
4Q 2025
Subscription Revenues excluding U.S. Mortgage
U.S. Mortgage Subscription Revenues

	1Q 2023	2Q 2023	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024	4Q 2024	1Q 2025	2Q 2025	3Q 2025	4Q 2025
Year over Year Growth%:					20%	10%	16%	10%	9%	4%	16%	5%
	29%	29%	28%	30%	23%	20%	19%	17%	14%	16%	14%	18%

Note: Values rounded to nearest $1 million or 1%. Q1 FY 2023 represents the first full quarter of comparable U.S. Mortgage Subscription Revenues. Includes Subscription Revenues from FY2025 acquisitions of 1) $1.0 million, 2) $2.5 million, 3) $2.1 million, 4) $6.6 million

Growing Global Footprint

Fourth Quarter FY25 Subscription Revenues by Geography



23%
77%
U.S.
International

International Subscription Revenues

$ Millions, Y/Y Growth%



54%
$43.6
FY23
57%
$68.4
FY24
34%
$91.8 1
FY25
55%
$19.2
4Q FY24
47%
$28.1 2
4Q FY25

Note: Includes Subscription Revenues from FY 2025 acquisitions of 1) $7.5 million, 2) $5.3 million.

Gross Margins

Overall Non-GAAP Gross Margin


65%
66%
66%
66%
66%
FY 2023
FY 2024
FY 2025
4Q 2024
4Q 2025

Non-GAAP Subscription Gross Margin


75%
75%
76%
75%
76%
FY 2023
FY 2024
FY 2025
4Q 2024
4Q 2025

Note: Non-GAAP gross margins adjusted to exclude stock-based compensation, amortization, and restructuring charges. See Appendix for GAAP reconciliation.

Responsibly Investing in Growth

($ in millions)

Non-GAAP Sales & Marketing



25%
20%
17%
19%
18%
$102
$94
$94
$24
$25
FY 2023
FY 2024
FY 2025
4Q 2024
4Q 2025
S&M
% of revenues

Non-GAAP Research & Development



26%
21%
21%
21%
19%
$108
$101
$111
$26
$28
FY 2023
FY 2024
FY 2025
4Q 2024
4Q 2025
R&D
% of revenues

Non-GAAP General & Administrative



14%
12%
10%
10%
11%
$57
$56
$56
$13
$16
FY 2023
FY 2024
FY 2025
4Q 2024
4Q 2025
G&A
% of revenues

Note: Non-GAAP financials adjusted to exclude stock-based compensation, amortization, restructuring charges, litigation expenses, and acquisition-related expenses. See Appendix for GAAP reconciliation.

Operating & Cash Flow Margins



Non-GAAP Operating Margin
(1%)
13%
18%
16%
17%
FY 2023
FY 2024
FY 2025
4Q 2024
4Q 2025
($2.1)
$61.8
$96.2
$19.3
$24.4
Non-GAAP
Operating Income/(Loss) ($mm)



Free Cash Flow Margin
(8%)
11%
10%
6%
(7%)
FY 2023
FY 2024
FY 2025¹
4Q 2024
4Q 2025²
($33.7)
$53.8
$53.4
$7.7
($10.4)
Free Cash Flow ($mm)

Note: Non-GAAP financials adjusted to exclude stock-based compensation, amortization, restructuring charges, litigation expenses, and acquisition-related expenses. See Appendix for GAAP reconciliation. 1) Impacted by $12.2 million of acquisition-related costs and $4.8 million of incremental (y/y) interest expense. 2) Impacted by $2.8 million of acquisition-related costs and $3.0 million of incremental (y/y) interest expense.

Customer Base Overview



Total Customers
Counts & Proportionate ACV
1,858
4
1,070
329
455
1,801
6
1,044
272
479
2,789
922
1,040
296
531
FY 2023
FY 2024
FY 2025
Bank
IMB
CU
Other



Customers with Subscription Revenues Over:
> $100K
> $1M
> $5M
465
73
9
501
86
11
549
105
14
FY 2023
FY 2024
FY 2025

Note: Amounts as of respective fiscal years ended January 31.

Financial Outlook

nCino is Providing Guidance for:	First Quarter Ending April 30, 2025	Fiscal Year 2026 Ending January 31, 2026
Total Revenues Between	$138.75 and $140.75 million	$574.5 and $578.5 million
Subscription Revenues Between	$121.75 and $123.75 million	$503.0 and $507.0 million
Non-GAAP Operating Income Between	$22.5 and $24.5 million	$107 and $111 million
Non-GAAP Net Income Attributable to nCino per Diluted Share of	$0.15 to $0.16	$0.66 to $0.69
Annual Contract Value (ACV) Between		$564 and $567 million

Note: Non-GAAP financials adjusted to exclude stock-based compensation, amortization, litigation expenses, acquisition-related expenses, restructuring charges, tax (benefit) provision related to acquisitions, income tax effect on non-GAAP adjustments, adjustments to redeemable non-controlling interest, and intercompany foreign currency exchange gain/(loss). See Appendix for GAAP reconciliation and Definitions.

Appendix

Definitions

Annual Contract Value (ACV) - We define ACV as the highest annualized subscription fee obligation under customer contracts in effect at the end of the reporting period, converted to USD with foreign exchange rates in effect as of the end of the applicable period.

ACV Net Retention Rate - Total ACV at the end of a fiscal year from customers with ACV as of the end of the prior fiscal year, expressed as a percentage of ACV as of the end of the prior fiscal year, converted to USD with foreign exchange rates in effect as of the end of the applicable period.

Subscription Revenues Net Retention Rate – Total subscription revenues in a fiscal year from customers who contributed subscription revenues in the prior fiscal year, expressed as a percentage of total subscription revenues for the prior fiscal year.

Guidance Assumptions

FY 2025 Annual - Results	FY 2026 Annual - Guidance
Reported ACV Growth: 13%	ACV Growth: 9% - 10%
ACV Organic Growth: 8%	ACV Organic Growth: 8% - 9%
ACV Organic Growth, cc: 9%	
Reported Subscription Revenues Growth: 15%	Subscription Revenues Growth: ~8%
Organic[1] Subscription Revenues Growth, reported and cc: 12%	Organic[1] Subscription Revenues Growth: ~4%
Organic[1] Subscription Revenues Growth, excluding one-time[2]: 10%	Organic[1] Subscription Revenues Growth, excluding one-time[2] and FX headwind[3]:~7%

By Source	By Source
Subscription Revenues Growth excluding U.S. Mortgage: 16%	Subscription Revenues Growth excluding U.S. Mortgage: ~9%
U.S. Mortgage Organic Subscription Growth: 8%	U.S. Mortgage Organic Subscription Growth: ~0%

Note: cc) denotes constant currency: rates in effect January 31, 2024, for ACV and rates in effect for FY 2024 for subscription revenues. 1) Inorganic Subscription Revenues were $12.3 million FY 2025 and are expected to be ~$17.5 million in FY 2026. 2) One-time represents benefit in H2 FY 2025, which turns to (3%) headwind in Q3 and Q4 FY 2026, (2%) for full year FY2026, from Subscription Revenues that do not repeat in FY 2026. 3) Subscription revenues guidance assumes currency exchange rates in effect February 1, 2025.

Guidance Assumptions



FY26 Subscription Growth
15%
4%
-1%
-2%
-1%
-6%
8%1
FY25
Inorganic
FX
One-time 2
US Mortgage 3
Organic, ex. Mortgage
FY26 Guidance
Increase
Decrease
Total



FY26 ACV Growth
$516, +13% reported, +8% Organic
$45, +19% Organic
$5
$566, +10% reported, +9% Organic
FY25 ACV
Net Adds Organic
Acquisition
FY26 ACV
Increase
Decrease
Total

Notes: Illustrative at mid-point of subscription revenues and ACV guidance ranges, respectively; values rounded to nearest 1% or $1 million.
1) Does not foot due to rounding. 2) One-time represents benefit in H2 FY25, which turns to (3%) headwind in Q3 and Q4 FY2026, (2%) for the full year FY2026. 3) Represents dilutive effect of US Mortgage subscription revenues on subscription revenues growth.

Guidance Assumptions

Metric:	FY2026 Guidance Assumptions
Total Revenues	• 0% growth in Professional Services Revenues due to subscription product mix assumed in FY 2026 sales plan
Subscription Revenues	• Currency exchange rates in effect as of February 1, 2025
Non-GAAP Operating Income	• $10 million of sales & marketing investments • ~100 bps of Operating Margin expansion y/y at midpoint of guidance range, including ~200 bps in the second half of FY 2026
Non-GAAP Net Income Attributable to nCino per Diluted Share	<u>Interest expense of:</u> • Q1: $3.5 million • FY 2026: $14 million <u>Share count before any repurchases</u> • Q1: weighted average of 119 million diluted shares outstanding • FY 2026: weighted average of 120 million diluted shares outstanding <u>Foreign Exchange Gain/Loss</u> • None considered • Reported non-GAAP results will exclude currency gain/loss from intercompany transactions
Annual Contract Value (ACV)	• Net additions of $48 million to $51 million • Currency exchange rates in effect as of February 1, 2025

Note: Non-GAAP financials adjusted to exclude stock-based compensation, amortization, litigation expenses, acquisition-related expenses, restructuring charges, tax (benefit) provision related to acquisitions, income tax effect on non-GAAP adjustments, adjustments to redeemable non-controlling interest, and intercompany foreign currency exchange gain/(loss). See Appendix for GAAP reconciliation and Definitions.

Platform Pricing

New Customer Illustrative Example

4-year Initial Contract, Platform Pricing



1,200,000
1,000,000
800,000
600,000
400,000
Year 1
Year 2
Year 3
Year 4
Year 5
ACV
Annual Subscription Fees
Subscription Revenues

Renewal Illustrative Example

4-year renewal, converting to Platform Pricing



1,200,000
1,000,000
800,000
600,000
400,000
Year 4
Year 5
Year 6
Year 7
Year 8
ACV
Annual Subscription Fees
Subscription Revenues

- - - - Initial Contract ACV

- - - - Subscription revenues under initial contract = average of contracted Subscription Fees, before any AUM* growth

—— Subscription revenues step up to subscription fees, including price uplift, upon renewal

—— Subscription Fees and ACV step up with AUM* growth

Notes: Subscription Fees represent amounts billed to customer.

** Financial institution's Assets Under Management supported by nCino*

GAAP to Non-GAAP Reconciliation

($ in thousands)

Subscription Gross Margin	FY 2023	FY 2024	FY 2025	4Q'24	4Q'25
Subscription Revenues	$344,752	$409,479	$469,168	$107,483	$124,957
GAAP Subscription Gross Profit	238,487	288,618	334,236	76,103	88,941
(+) Amortization	17,019	16,306	17,784	3,875	4,858
(+) Stock Based Compensation	1,430	1,847	2,891	533	803
(+) Restructuring Charges	4	51	--	--	--
Non-GAAP Subscription Gross Profit	**$256,940**	**$306,822**	**$354,911**	**$80,511**	**$94,602**
Non-GAAP Subscription Gross Margin	75%	75%	76%	75%	76%

Professional Services & Other Gross Margin	FY 2023	FY 2024	FY 2025	4Q'24	4Q'25
Professional Services & Other Revenues	$63,563	$67,064	$71,489	$16,210	$16,413
GAAP Professional Services Gross Profit	222	(3,545)	(9,448)	(1,620)	(4,584)
(+) Amortization	94	330	330	83	83
(+) Stock Based Compensation	7,263	9,369	11,977	2,709	3,278
(+) Restructuring Charges	333	118	--	--	--
Non-GAAP Professional Services Gross Profit	**$7,912**	**$6,272**	**$2,859**	**$1,172**	**($1,223)**
Non-GAAP Professional Services Gross Margin	12%	9%	4%	7%	(7%)

Overall Gross Margin	FY 2023	FY 2024	FY 2025	4Q'24	4Q'25
Total Revenues	$408,315	$476,543	$540,657	$123,693	$141,370
GAAP Gross Profit	238,709	285,073	324,788	74,483	84,357
(+) Amortization	17,113	16,636	18,114	3,958	4,941
(+) Stock Based Compensation	8,693	11,216	14,868	3,242	4,081
(+) Restructuring Charges	337	169	--	--	--
Non-GAAP Gross Profit	**$264,852**	**$313,094**	**$357,770**	**$81,683**	**$93,379**
Non-GAAP Gross Margin	65%	66%	66%	66%	66%

GAAP to Non-GAAP Reconciliation

($ in thousands)

S&M Expense	FY 2023	FY 2024	FY 2025	4Q'24	4Q'25
GAAP S&M	$127,669	$130,547	$123,231	$29,996	$33,744
(-) Amortization	11,087	20,590	11,979	2,167	3,764
(-) Acquisition-Related Expenses	--	--	46	--	46
(-) Stock Based Compensation	13,283	15,417	17,016	4,223	4,482
(-) Restructuring Charges	1,333	100	--	--	--
Non-GAAP S&M	**$101,966**	**$94,440**	**$94,190**	**$23,606**	**$25,452**
% of Revenues	25%	20%	17%	19%	18%

R&D Expense	FY 2023	FY 2024	FY 2025	4Q'24	4Q'25
GAAP R&D	$121,576	$117,311	$129,422	$30,184	$32,131
(-) Amortization	--				
(-) Stock Based Compensation	11,602	15,942	17,416	4,277	3,696
(-) Acquisition-Related Expenses	--	--	896	--	896
(-) Restructuring Charges	2,135	352	--	--	--
Non-GAAP R&D	**$107,839**	**$101,017**	**$111,110**	**$25,907**	**$27,539**
% of Revenues	26%	21%	21%	21%	19%

G&A Expense	FY 2023	FY 2024	FY 2025	4Q'24	4Q'25
GAAP G&A	$83,477	$76,727	$90,266	$17,488	$24,220
(-) Amortization	--	--			
(-) Stock Based Compensation	16,654	15,460	22,292	4,324	6,318
(-) Acquisition-Related Expenses	2,276	878	11,303	244	1,893
(-) Litigation Expenses	6,147	4,525	366	23	1
(-) Restructuring Charges	1,212	6	--	--	--
Non-GAAP G&A	**$57,188**	**$55,858**	**$56,305**	**$12,897**	**$16,008**
% of Revenues	14%	12%	10%	10%	11%

Non-GAAP Operating Income/(Loss)	FY 2023	FY 2024	FY 2025	4Q'24	4Q'25
GAAP Operating Income/(Loss)	($94,013)	($39,512)	(18,131)	($3,185)	($5,738)
(+) Amortization of Acquired Intangibles	28,200	37,226	30,093	6,125	8,705
(+) Stock Based Compensation	50,232	58,035	71,592	16,066	18,577
(+) Acquisition-Related Expenses	2,276	878	12,245	244	2,835
(+) Litigation Expenses	6,147	4,525	366	23	1
(+) Restructuring Charges	5,017	627	--	--	--
Non-GAAP Operating Income/(Loss)	**($2,141)**	**$61,779**	**$96,165**	**$19,273**	**$24,380**
Non-GAAP Operating Margin %	(1%)	13%	18%	16%	17%

GAAP to Non-GAAP Reconciliation

($ in thousands)

Non-GAAP Net Income/(Loss) Attributable to nCino	FY 2023	FY 2024	FY 2025	4Q'24	4Q'25
GAAP Net Income/(Loss) Attributable to nCino	($102,720)	($42,346)	($37,878)	$1,160	($18,610)
(+) Amortization of Acquired Intangibles	28,200	37,226	30,093	6,125	8,705
(+) Stock Based Compensation	50,232	58,035	71,592	16,066	18,577
(+) Acquisition-Related Expenses	2,276	878	12,245	244	2,835
(+) Litigation Expenses	6,147	4,525	366	23	1
(+) Restructuring Charges	5,017	627	--	--	--
(-/+) Tax (Benefit) Provision Related to Acquisitions	860	--	(3,585)	--	24
(-) Income Tax Effect on non-GAAP Adjustments	(14)	(885)	(2,014)	(269)	(770)
(+) Adjustment Attributable to Redeemable Non-Controlling Interest	1,995	(71)	5,301	455	3,096
Non-GAAP Net Income/(Loss) Attributable to nCino	**($8,007)**	**$57,989**	**$76,120**	**$23,804**	**$13,858**
Weighted-average shares used to compute non-GAAP Net Income/(Loss) per share, basic	**110,615,734**	**112,672,397**	**115,162,175**	**113,263,176**	**115,826,652**
Non-GAAP Net Income/(Loss) Attributable to nCino per Share, basic	($0.07)	$0.51	$0.66	$0.21	$0.12
Weighted-average shares used to compute non-GAAP Net Income/(Loss) per share, diluted	**110,615,734**	**114,916,521**	**117,311,913**	**115,782,532**	**118,596,052**
Non-GAAP Net Income/(Loss) Attributable to nCino per Share, diluted	($0.07)	$0.50	$0.65	$0.21	$0.12

Free Cash Flow	FY 2023	FY 2024	FY 2025	4Q'24	4Q'25
GAAP Cash Flow From Operations	($15,381)	$57,285	$55,199	$8,148	(10,019)
(-) Purchases of Property and Equipment	(18,338)	(3,515)	(1,816)	(432)	(350)
Free Cash Flow	**($33,719)**	**$53,770**	**$53,383**	**$7,716**	**($10,369)**
(-) Principal Payments on Financing Obligation[1]	(1,121)	(1,226)	(1,302)	(338)	(386)
Free Cash Flow less Principal Payments on Financing Obligati	**($34,840)**	**$52,544**	**$52,081**	**$7,378**	**($10,755)**

[1]These amounts represent the non-interest component of payments towards financing obligations for facilities.